SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 28, 2003

WFN Credit Company, LLC
World Financial Network Credit Card Master Trust
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On August 14, 2003, World Financial Network Credit Card Master Note Trust issued $368,000,000 Class A-2 Series 2003-A Asset Backed Notes, $51,000,000 Class B Series 2003-A Asset Backed Notes and $41,000,000 Class C-2 Series 2003-A Asset Backed Notes described in a Prospectus Supplement dated August 8, 2003 to Prospectus dated August 8, 2003.

Item 7.           Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit 1.1	Underwriting Agreement, dated as of August 7, 2003, among Banc One Capital Markets, Inc., Representative of the Underwriters, WFN Credit Company, LLC and World Financial Network National Bank
Exhibit 4.1

Series 2003-A Indenture Supplement, dated as of June 19, 2003, between World Financial Network Credit Card Master Note Trust and BNY Midwest Trust Company, including form of World Financial Network Credit Card Master Note Trust Series 2003-A Asset Backed Notes, Class A-1 and Class C-1

	Exhibit 4.2	Supplemental Indenture No. 1 to Master Indenture, dated as of August 13, 2003, between World Financial Network Credit Card Master Note Trust and BNY Midwest Trust Company
Exhibit 4.3

Issuance Supplement to Series 2003-A Indenture Supplement, dated as of August 14, 2003, between World Financial Network Credit Card Master Note Trust and BNY Midwest Trust Company, including form of World Financial Network Credit Card Master Note Trust Series 2003-A Asset Backed Notes, Class A-2, Class B and Class C-2

	Exhibit 4.4	ISDA Master Agreement, dated August 7, 2003 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust, with respect to Class A-2 Swap
	Exhibit 4.5	ISDA Master Agreement, dated August 7, 2003 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust, with respect to Class B Swap
	Exhibit 4.6	ISDA Master Agreement, dated August 7, 2003 between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust, with respect to Class C-2 Swap
	Exhibit 4.7	Schedule A to ISDA Master Agreement, dated August 7, 2003, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust, with respect to Class A-2 Swap
	Exhibit 4.8	Schedule A to ISDA Master Agreement, dated August 7, 2003, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust, with respect to Class B Swap
	Exhibit 4.9	Schedule A to ISDA Master Agreement, dated August 7, 2003, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust, with respect to Class C-2 Swap
Exhibit 4.10

Class A-2 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated August 7, 2003, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust

Exhibit 4.11

Class B Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated August 7, 2003, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust

Exhibit 4.12

Class C-2 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement, dated August 7, 2003, between JPMorgan Chase Bank and World Financial Network Credit Card Master Note Trust

Exhibit 4.13

Omnibus Amendment, dated as of March 31, 2003, among World Financial Network National Bank, as Servicer, WFN Credit Company, LLC, as Transferor, World Financial Network Credit Card Master Note Trust, as Issuer, and BNY Midwest Trust Company, as Trustee of the Issuer and as Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: August 28, 2003	By:	/s/ Robert P. Armiak
Name: Robert P. Armiak
Title: Senior Vice President and Treasurer

WORLD FINANCIAL NETWORK CREDIT
CARD MASTER TRUST
(Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK,
as Administrator

Dated: August 28, 2003	By:	/s/ Robert P. Armiak
Name: Robert P. Armiak
Title: Senior Vice President and Treasurer